UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 7, 2006
Date of report (Date of earliest event reported)

PXRE GROUP LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	1-15259 (Commission File Number)	98-0214719 (IRS Employer Identification No.)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda (Address, Including Zip Code, of Principal Executive Offices)		P.O. Box HM 1282 Hamilton HM FX Bermuda (Mailing Address)

(441) 296-5858
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 7, 2006, PXRE Group Ltd. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s results for the quarter ended June 30, 2006. A copy of the Press Release and the preliminary Unaudited Consolidated Balance Sheets and Consolidated Statements of Operations and Comprehensive Operations as of and for the six months ended June 30, 2006 (excluding footnotes) are attached hereto as Exhibits 99.1 and 99.2 to this Form 8-K. Exhibits 99.1 and 99.2 hereto are each being furnished pursuant to Item 2.02 of Form 8-K and are therefore not to be considered “filed” with the Securities and Exchange Commission (the “SEC”).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of PXRE Group Ltd. dated August 7, 2006 containing financial information for the quarter ended June 30, 2006.

99.2	Preliminary Unaudited Consolidated Balance Sheets and Consolidated Statements of Operations and Comprehensive Operations as of and for the six months ended June 30, 2006 (excluding footnotes)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PXRE Group Ltd.
(Registrant)

	By:	/s/ Robert P. Myron
		Name:	Robert P. Myron
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: August 8, 2006